Supplement to the John Hancock Equity Funds
            Prospectus dated March 1, 2003 as revised October 1, 2003
                   Supplement to the John Hancock Sector Funds
                         Prospectus dated March 1, 2003
                   Supplement to the John Hancock Income Funds
                        Prospectus dated October 1, 2003
              Supplement to the John Hancock Large Cap Select Fund
                        Prospectus dated August 25, 2003



Under "SALES CHARGE REDUCTIONS AND WAIVERS", the following waiver for Class A shares as been added under "waivers for certain investors":

o For clients of selling brokers who have a signed agreement with John Hancock Funds, investments of proceeds from a non-John Hancock mutual fund redeemed within the past 120 days on which a sales charge or CDSC was paid. This waiver applies only to investments made on or before February 27, 2004. To determine if your broker/dealer is participating, refer to jhfunds.com or call 1-800-225-5291 and indicate on your application that you qualify.







November 14, 2003